Exhibit 10.7

INDIVIDUAL GUARANTY

March 19, 2008

To:	GCP O & G I LLC and the other Purchasers Identified on the Signature Pages of the Securities Purchase Agreement Referred to Below

In consideration of the terms and conditions contained in this Agreement, and other good and consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, intending to be legally bound, agrees as follows:

1.          The Guaranty. For valuable consideration, the undersigned (the “Guarantor”) hereby unconditionally guarantees and promises to pay promptly to the purchasers identified on the signature pages to the Securities Purchase Agreement, dated as of March 19, 2008 (the “Securities Purchase Agreement”), among Silverstar Holdings, Ltd., a Bermuda corporation (the “Borrower”) and each such purchaser (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”), in lawful money of the United States, any and all Indebtedness (as defined below) of Borrower to each Purchaser when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter. The liability of Guarantor is continuing and relates to any Indebtedness, including that arising under successive transactions which shall either continue the Indebtedness or from time to time renew it after it has been satisfied. All payments made by Guarantor to or for the account of any Purchaser hereunder shall be made by wire transfer of immediately available funds to the account set forth on Schedule 1 to this Guaranty, or in such other manner as Purchasers shall hereafter advise Guarantor.

2.	Definitions.
(a)	“Borrower” shall mean the entity named in Paragraph 1 of this Guaranty.
(b)	“Guarantor” shall mean the individual signing this Guaranty.

(c)       “Indebtedness” shall mean the collective reference to all obligations and undertakings of the Borrower of whatever nature, monetary or otherwise, under the Debentures, the Securities Purchase Agreement, the Security Agreements, the Warrants, the Registration Rights Agreements or any other Transaction Document, together with all reasonable attorneys’ fees, disbursements and all other costs and expenses of collection incurred by the Purchasers in enforcing any of such obligations or this Guaranty.

(d)       Capitalized terms used in this Guaranty without definition have the meanings ascribed to them in the Securities Purchase Agreement.

3.          Obligations Independent. The obligations hereunder are independent of the obligations of Borrower or any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor be joined in any such action or actions.

4.          Rights of Purchasers. Guarantor authorizes Purchasers, without notice or demand and without affecting its liability hereunder, from time to time to:

(a)       subject to the terms of the Transaction Documents, renew, compromise, extend, accelerate, or otherwise change the time for payment, or otherwise change the terms, of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon, or otherwise change the terms of any Transaction Document;

(b)       subject to the terms of the Transaction Documents, receive and hold security for the payment of this Guaranty or any Indebtedness and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

(c)       subject to the terms of the Security Agreements, apply such security and direct the order or manner of sale thereof as Purchasers in their discretion may determine; and

(d)       release or substitute the Guarantor or any one or more of any endorsers or other guarantors of any of the Indebtedness.

All actions, notices, requests or demands that Purchasers or any Purchaser may take or make pursuant to the provisions of this Guaranty, shall be taken or made by and through GCP O & G I LLC.

5.          Guaranty to be Absolute. Guarantor agrees that until all the Indebtedness has been indefeasibly paid in full and any commitments of any Purchaser or facilities provided by any Purchaser with respect to the Indebtedness have been terminated, Guarantor shall not be released by or because of the taking, or failure to take, any action that might in any manner or to any extent vary the risks of Guarantor under this Guaranty or that, but for this paragraph, might discharge or otherwise reduce, limit, or modify Guarantor’s obligations under this Guaranty. Guarantor waives and surrenders any defense to any liability under this Guaranty based upon any such action, including but not limited to any action of Purchasers described in the immediately preceding paragraph of this Guaranty. It is the express intent of Guarantor that Guarantor’s obligations under this Guaranty are and shall be absolute and unconditional.

6.	Guarantor’s Waivers of Certain Rights and Certain Defenses. Guarantor waives:

(a)       any right to require Purchasers to proceed against Borrower, proceed against or exhaust any security for the Indebtedness, or pursue any other remedy in Purchaser’s power whatsoever;

(b)       any defense arising by reason of any disability or other defense of Borrower, or the cessation from any cause whatsoever of the liability of Borrower; and

(c)       any defense based on any claim that Guarantor’s obligations exceed or are more burdensome than those of Borrower.

No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

7.          Subordination of Subrogation. Until all the Indebtedness has been indefeasibly paid in full and any commitments of any Purchaser or facilities provided by any Purchaser with respect to the Indebtedness have been terminated, even though the Indebtedness may be in excess of Guarantor’s liability hereunder, Guarantor agrees to subordinate to the rights of the Purchasers any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty, and until such time, Guarantor agrees to subordinate to the rights of the Purchasers any right to enforce any remedy that any Purchaser now has or may hereafter have against Borrower, and agrees to subordinate to the rights of the Purchasers any benefit of, and any right to participate in, any security now or hereafter held by any Purchaser. Such subordination of subrogation rights shall end at such time as all Indebtedness has been indefeasibly paid in full.

8.          Waiver of Notices. Except as otherwise provided herein, Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intent to accelerate, notices of acceleration, notices of any suit or any other action against Borrower or any other person, any other notices to any party liable on any Transaction Document (including Guarantor), notices of acceptance of this Guaranty, notices of the existence, creation, or incurring of new or additional Indebtedness to which this Guaranty applies or any other Indebtedness of Borrower to any Purchaser, and notices of any fact that might increase Guarantor’s risk.

9.          Subordination. Any obligations of Borrower to Guarantor, now or hereafter existing, including but not limited to any obligations to Guarantor as subrogee of the Purchasers or resulting from Guarantor’s performance under this Guaranty, are hereby subordinated to the Indebtedness. Guarantor agrees that, if Purchasers so request, Guarantor shall not demand, take, or receive from Borrower, by setoff or in any other manner, payment of any other obligations of Borrower to Guarantor until all the Indebtedness has been indefeasibly paid in full and any commitments of any Purchaser or facilities provided by any Purchaser with respect to the Indebtedness have been terminated. If any payments are received by Guarantor in violation of such waiver or agreement, such payments shall be received by Guarantor as trustee for Purchasers and shall be paid over to Purchasers on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any security interest, lien, or other encumbrance that Guarantor may now or hereafter have on any property of Borrower is hereby subordinated to any security interest, lien, or other encumbrance that Purchasers may have on any such property.

10.	Revocation of Guaranty.

(a)       This Guaranty may be revoked at any time by Guarantor in respect to future transactions, unless there is a continuing consideration as to such transactions that Guarantor does not renounce. Such revocation shall be effective upon actual receipt by Purchasers, at the address shown below or at such other address as may have been provided to Guarantor by Purchasers, of written notice of revocation. Revocation shall not affect any of Guarantor’s obligations or Purchaser’s rights with respect to transactions committed or entered into prior to Purchaser’s receipt of such notice, regardless of whether or not the Indebtedness related to such transactions, before or after revocation, has been incurred, renewed, compromised, extended, accelerated, or otherwise changed as to any of its terms, including time for payment or increase or decrease of the rate of interest thereon, and regardless of any other act or omission of Purchasers authorized hereunder.

(b)       In the event of the death of Guarantor, the liability of the estate of the deceased Guarantor shall continue in full force and effect the Indebtedness existing at the date of death, and any renewals or extensions thereof.

(c)       Guarantor acknowledges and agrees that this Guaranty may be revoked only in accordance with the foregoing provisions of this paragraph and shall not be revoked simply as a result of any change in name, location, or composition or structure of Borrower, the dissolution of Borrower, or the termination, increase, decrease, or other change of any personnel or owners of Borrower.

11.        Reinstatement of Guaranty. If this Guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrower to any Purchaser is rescinded or must be returned by any Purchaser to Borrower, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

12.        Stay of Acceleration. In the event that acceleration of the time for payment of any of the Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, all such Indebtedness guaranteed by Guarantor shall nonetheless be payable by Guarantor immediately if requested by Purchasers.

13.        Information Relating to Borrower. Guarantor acknowledges and agrees that it shall have the sole responsibility for, and has adequate means of, obtaining from Borrower such information concerning Borrower’s financial condition or business operations as Guarantor may require, and that Purchasers have no duty, and Guarantor is not relying on Purchasers, at any time to disclose to Guarantor any information relating to the business operations or financial condition of Borrower.

14.        Borrower’s Authorization. It is not necessary for Purchasers to inquire into the powers of Borrower or of the officers, directors or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

15.	[RESERVED].

16.        Remedies. If Guarantor fails to fulfill its duty to pay all Indebtedness guaranteed hereunder, Purchasers shall have all of the remedies of a creditor under all applicable law. Without limiting the foregoing, Purchasers may, at their option and without notice or demand:

(a)	declare any Indebtedness due and payable at once;

(b)       take possession of any collateral pledged by Borrower pursuant to the Security Agreements, wherever located, and sell, resell, assign, transfer, and deliver all or any part of the collateral in accordance with the provisions of the Transaction Documents; and

(c)       set off against any or all liabilities of Guarantor all money owed by any Purchaser or any of its agents or affiliates in any capacity to Guarantor, whether or not due, and also set off against all other liabilities of Guarantor to any Purchaser all money owed by such Purchaser in any capacity to Guarantor. If exercised by any Purchaser, such Purchaser shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

17.        Representations and Warranties. Guarantor represents and warrants to the Purchasers that: (a) Guarantor has full power and capacity to execute and deliver this Guaranty and each other Transaction Document to which he is a party and to incur and perform the obligations and undertakings provided herein and therein; (b) no consent or approval of any Governmental Authority or any third party is or will be required as a condition to the enforceability of this Guaranty and each other Transaction Document to which he is a party; (c) this Guaranty and each other Transaction Document to which he is a party has been duly executed and delivered by the Guarantor and is enforceable against the Guarantor in accordance with the terms hereof and thereof; (d) there is no litigation or proceeding involving the Guarantor pending or, to the knowledge of the Guarantor, threatened before any court, tribunal or governmental authority, which may in any way materially adversely affect the financial condition or property of the Guarantor, except as previously disclosed to Purchasers; (e) there is no law, rule, regulation or order pertaining to the Guarantor and no provision of any agreement, mortgage or contract binding on the Guarantor or affecting his property, which could conflict with, be breached by, be in default or in any way prevent, the execution, delivery or carrying out of the terms of this Guaranty and each other Transaction Document to which he is a party; and (f) Guarantor has a substantial financial interest in the Borrower and is receiving immediate, substantial and direct benefit from the transactions contemplated by the Transaction Documents.

18.        Notices. All notices required under this Guaranty shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, to the addresses on the signature page of this Guaranty, or sent by facsimile to the fax numbers listed on the signature page, or to such other addresses as Purchasers and Guarantor may specify from time to time in writing. Notices sent by (a) first class mail shall be deemed delivered on the earlier of actual receipt or on the fourth business day after deposit in the U.S. mail, postage prepaid, (b) overnight courier shall be deemed delivered on the next business day, and (c) telecopy shall be deemed delivered when transmitted.

19.        Entire Agreement. This Guaranty, together with the other Transaction Documents and the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. This Guaranty does not supersede, replace, amend or modify any prior guaranty given by the Guarantor to DKR SoundShore Oasis Holding Fund.

20.        Amendments; Waivers. No provision of this Guaranty may be waived or amended except in a written instrument signed, in the case of an amendment, by the Guarantor and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Guaranty shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of Purchasers to exercise any right hereunder in any manner impair the exercise of any such right.

21.        Headings. The headings herein are for convenience only, do not constitute a part of this Guaranty and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Guaranty will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

22.        Successors and Assigns. This Guaranty shall be binding upon Guarantor and his heirs, representatives, estate and permitted assigns and shall inure to the benefit of the Purchasers and their respective successors and permitted assigns. The Guarantor may not assign this Guaranty or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Guaranty to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Purchase Agreements that apply to the ‘Purchasers”.

23.        Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof that would defer to the substantive laws of another jurisdiction. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Guaranty and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Guaranty), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Guaranty, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

24.        Execution. In the event that Guarantor’s signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the Guarantor with the same force and effect as if such facsimile signature page were an original thereof.

25.        Severability. If any provision of this Guaranty is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Guaranty shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Guaranty.

26.        Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Guaranty and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Guaranty or any amendments hereto.

(Signature Page Follows)

IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty as of the date first indicated above.

Guarantor:

___________________________________________
George Karfunkel

Address for notices to Purchasers:	Address for notices to Guarantor:

Facsimile:	Facsimile:

Address of primary residence (if different than notice address):

Schedule 1

(Wire Instructions for Payment)